UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2019 (June 27, 2019)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07. Submission of Matters to Vote of Security Holders.

The Annual Meeting was held on June 27, 2019, at the Company’s corporate headquarters in Genesco Park, Nashville, Tennessee. Shares representing a total of 17,378,637 votes were outstanding and entitled to vote. At that meeting, the Company’s shareholders voted on the matters set forth below.

Election of Directors

The Company’s shareholders elected all eight persons nominated for election as directors until the next annual meeting of the shareholders and until their successors are elected and qualified as set forth in the Company’s proxy statement dated May 16, 2019. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Votes
Joanna Barsh	14,814,828	134,708	1,551,834
James W. Bradford	14,266,632	682,904	1,551,834
Robert J. Dennis	13,862,185	1,087,351	1,551,834
Matthew C. Diamond	14,429,741	519,795	1,551,834
Marty G. Dickens	14,460,252	489,284	1,551,834
Thurgood Marshall, Jr.	14,704,024	245,512	1,551,834
Kathleen Mason	14,471,032	478,504	1,551,834
Kevin P. McDermott	14,660,243	289,293	1,551,834

Non-Binding, Advisory Vote on the Company’s Executive Compensation

The Company's shareholders voted upon a non‑binding, advisory proposal to approve the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Shareholders' meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
13,822,107	944,309	183,120	1,551,834

Ratification of Independent Accountants

The Company’s shareholders voted upon and approved the ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year. The votes on this proposal were as follows:

For	Against	Abstain
16,033,189	430,438	37,743

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

By:    /s/ Parag D. Desai
Name:    Parag D. Desai
Title:    Senior Vice President-Strategy and Shared Services
and Secretary
 Date: July 2, 2019